UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2024

PureCycle Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40234	86-2293091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4651 Salisbury Road, Suite 400
Jacksonville, Florida		32256
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 648-3565

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCT	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock, $0.001 par value per share, at an exercise price of $11.50 per share	PCTTW	The Nasdaq Stock Market LLC
Units, each consisting of one share of common stock, $0.001 par value per share, and three quarters of one warrant	PCTTU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

As previously reported on September 13, 2024, PureCycle Technologies, Inc. (the “Company”) entered into subscription agreements, dated September 11, 2024 (the “Subscription Agreements”), with certain investors (the “Investors”) pursuant to which the Company sold to the Investors in a private placement, among other securities, 50,000 shares of the Company’s Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), which shares of Series A Preferred Stock were issued pursuant to a Certificate of Designations (the “Certificate of Designations”) filed on September 13, 2024 with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series A Preferred Stock.

On September 17, 2024, the Investors holding all of the shares of Series A Preferred Stock entered into waivers (the “Waiver Agreements”) to irrevocably and unconditionally waive (and consent to such waivers for purposes of Section 12 of the Certificate of Designations) the rights of the holders of shares of Series A Preferred Stock, (i) pursuant to the Certificate of Designations, (a) to elect to receive shares of common stock, par value $0.001 per share (“Common Stock”), of the Company or pre-funded warrants to purchase Common Stock in connection with redemption events under the Certificate of Designations, (b) to elect to receive additional shares of Series A Preferred Stock on return payment dates, and (c) to receive return payments on the first three quarterly return payment dates within each one-year period following the issue date and to instead receive such return payments on the fourth quarterly return payment date within each one-year period following the issue date, such that each holder of Series A Preferred Stock shall receive return payments for the entire one-year period preceding each such fourth quarterly return payment date, and (ii) pursuant to the Subscription Agreements, to require the Company to register the shares of Common Stock issuable upon redemption of the Preferred Stock on a registration statement filed by the Company.

The foregoing description of the Waiver Agreements is subject to, and is qualified in its entirety by, the full text of the Waiver Agreements, a form of which is filed as Exhibit 4.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
4.1	Form of Waiver from holders of Series A Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PureCycle Technologies, Inc.

Date:	September 18, 2024	By:	/s/ Jaime Vasquez
Jaime Vasquez, Chief Financial Officer